EXHIBIT 10.40

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A TRIPLE ASTERISK (***). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]

                                 HELLOSOFT, INC.
                               SERVICES AGREEMENT
                                  Amendment 3.0

         This Amendment ("Amendment") to the HelloSoft Services Agreement dated March 31st, 2004 ("Agreement") is made and entered into as of November 3, 2005 (the "Amended Effective Date") between HelloSoft, Inc. ("HelloSoft"), a Delaware corporation, having a principal place of business at 2099 Gateway Place, Suite 200, San Jose, California 95110, and Rim Semiconductor ("Rim"), a California corporation, having its place of business at 305 NE 102nd Ave, Suite 105, Portland, OR 97220.

         IN WITNESS WHEREOF, the parties hereto have agreed to add to the Agreement, Exhibit B found in this Amendment.

HELLOSOFT, INC.                           RIM SEMICONDUCTOR

By:        Krishna Yarlagadda             By:        Brad Ketch

Signature:  /s/ Krishna Yarlagadda        Signature: /s/  Brad Ketch
           ------------------------                -----------------------------
Title:     CEO                            Title:     CEO/President
Address:   2099 Gateway Place #200        Address:   305 NE 102nd Ave, Suite 105
Address:   San Jose, CA 95110.            Address:   Portland, OR  97220

                                    EXHIBIT B
                                    SERVICES

1.       Project Description.
         ***

2.       Compensation

         Rim will pay Hellosoft the following NRE fees (in cash) upon signing this Amendment: $60,000



-------
*** Confidential material redacted and filed separately with the Commission.